UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 15, 2009
Shopoff Properties Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165

(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)
(877) 874-7348

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
ITEM 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On January 9, 2009, an affiliate of Shopoff Properties Trust, Inc. (the “Company”), SPT Real Estate Finance, LLC, a wholly owned subsidiary of the Company's affiliate, Shopoff Partners, L.P. (“SPT Real Estate Finance”), closed two separate loans to Aware Development Company, Inc., a California corporation (“Aware”). One loan was in the amount of $1,886,000 and one loan was in the amount of $414,000. The loans were made from the proceeds of the offering and pursuant to two secured notes, each dated January 9, 2009 (the “Notes”). The Notes are secured by two separate Collateral Assignment and Pledge of Note, Deed of Trust and Loan Documents, each dated January 9, 2009 (collectively, “Pledge Agreements”), by and between Aware and SPT Real Estate Finance, encumbering real property situated in the County of Riverside, California. Interest is payable on the Notes to SPT Real Estate Finance at a rate of 28% per annum and the principal amount of the Notes plus accrued interest are due and payable six months from the date of funding, or July 9, 2009. These Notes cannot be prepaid in whole or in part prior to such date, except in connection with a payoff by Aware of the underlying notes in favor of Vineyard Bank N.A., a national banking association (the “Bank”), in accordance with the Pledge Agreements.
     This is a related party transaction. Prior to the closing, Aware had entered into two separate Note Purchase Agreements with Vineyard Bank (the “Note Purchase Agreements”). Pursuant to the Note Purchase Agreements, Aware had agreed to purchase from the Bank two loans made by the Bank to Springbrook Investments, L.P., a California limited partnership (“Springbrook”), whose general partner is a California corporation of which the stock is 100% owned by The Shopoff Revocable Trust dated August 12, 2004 (the “Trust”). William and Cindy Shopoff are the sole trustees of the Trust. William Shopoff is the president, chief executive officer and chairman of the board of directors of the Company. One of the two loans made by the Bank to Springbrook was in the original principal amount of $5,187,000 and one was in the original principal amount of $1,072,000 (as heretofore modified, collectively the “Vineyard Loans”).
     The following are additional material terms with respect to the Vineyard Loans:
•	Aware agreed that, in the absence of additional defaults other than payment defaults, Aware would forbear from exercising its rights and remedies under the Vineyard Loans, including without limitation foreclosure, from the date January 9, 2009 through July 9, 2009 (“Forbearance Period”), in order to allow Springbrook time to attempt to refinance the Vineyard Loans. During the Forbearance Period, interest and other required payments under the Vineyard Loans will continue to accrue at the stated rate, and will be added to principal.
•	At any time during the Forbearance Period, Aware shall accept, as payment in full under the Vineyard Loans, with respect to one note, the sum of $1,896,000 plus all accrued interest then due under the Notes, of which amount Springbrook shall cause to be paid $1,886,000 directly to SPT Real Estate Finance, and $10,000 to Aware and all other amounts directly to Lender and, with respect to the second note, the sum of $424,000 plus all accrued interest then due under the Notes, of which amount Springbrook shall cause to be paid $414,000 directly to SPT Real Estate Finance, and $10,000 to Aware and all other amounts directly to Lender.

•	The commercial guaranties executed by William A. Shopoff, an individual, and William A. Shopoff and Cindy I. Shopoff, as Trustees of the Trust, in connection with the Vineyard Loans, have been released, and Aware has waived any and all right to recover under the same.
     This transaction was approved by a majority of our board of directors and a majority of our independent directors.
     This description of the transaction is qualified in its entirety by the terms of the Pledge Agreements and Notes filed as Exhibits 10.1, 10.2, 10.3, and 10.4 hereto.
ITEM 7.01 Regulation FD Disclosure.
On January 15, 2009, we issued a press release announcing the acquisition of 469 graded residential units, referred to as the Winchester Hills project, located in southwest Riverside County, California. A copy of the press release is attached to this Form 8-K as Exhibit No. 99.1.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The registrant hereby undertakes to file financials statements in response to this item on an amendment to the Current Report on Form 8-K no later than 71 calendar days after the deadline for this Form 8-K.
(b) Pro Forma Financial Information.
The registrant hereby undertakes to file financials statements in response to this item on an amendment to the Current Report on Form 8-K no later than 71 calendar days after the deadline for this Form 8-K.
(c) Exhibits

Exhibit No.	Description

Exhibit 10.1	Collateral Assignment and Pledge of Note, Deed of Trust and Loan Documents made as of January 9, 2009, by Aware Development Company, Inc. in favor of SPT Real Estate Finance, LLC securing Promissory Note in the amount of $414,000 dated January 9, 2009.

Exhibit 10.2	Collateral Assignment and Pledge of Note, Deed of Trust and Loan Documents made as of January 9, 2009, by Aware Development Company, Inc. in favor of SPT Real Estate Finance, LLC securing Promissory Note in the amount of $1,886,000 dated January 9, 2009.

Exhibit 10.3	Promissory Note in the amount of $1,886,000, dated January 9, 2009.

Exhibit 10.4	Promissory Note in the amount of $414,000, dated January 9, 2009.

Exhibit 99.1	Winchester Hills project press release, dated January 15, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.
Date: January 15, 2009
	By:	/s/ William A. Shopoff
William A. Shopoff
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Collateral Assignment and Pledge of Note, Deed of Trust and Loan Documents made as of January 9, 2009, by Aware Development Company, Inc. in favor of SPT Real Estate Finance, LLC securing Promissory Note in the amount of $414,000 dated January 9, 2009.

Exhibit 10.2	Collateral Assignment and Pledge of Note, Deed of Trust and Loan Documents made as of January 9, 2009, by Aware Development Company, Inc. in favor of SPT Real Estate Finance, LLC securing Promissory Note in the amount of $1,886,000 dated January 9, 2009.

Exhibit 10.3	Promissory Note in the amount of $1,886,000, dated January 9, 2009.

Exhibit 10.4	Promissory Note in the amount of $414,000, dated January 9, 2009.

Exhibit 99.1	Winchester Hills project press release, dated January 15, 2009.